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                                                                    EXHIBIT 10.2


                             SYNAPTICS INCORPORATED

                       1986 SUPPLEMENTAL STOCK OPTION PLAN

                              Adopted July 3, 1986

                   Approved by Shareholders November 11, 1994

                      As Amended Through November 11, 1994

1.    PURPOSE
      -------

      (a) The purpose of the Plan is to provide a means by which selected employees and directors (if declared eligible under paragraph 4) of and consultants to Synaptics Incorporated (the "Company") and its Affiliates, as defined in subparagraph 1(b) may be given an opportunity to purchase stock of the Company.

      (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.    ADMINISTRATION
      --------------

      (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; the fair market value of the shares in accordance with subparagraph 5(b) and the number of shares for which an option shall be granted to each such person.

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          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in paragraph 10.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

      (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one (1) year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

      (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

3.    SHARES SUBJECT TO THE PLAN
      --------------------------

      (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Million Seven Hundred Thousand (2,700,000) shares of the Company's common stock provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may


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be sold pursuant to outstanding options granted under, the Company's 1986
Incentive Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (c) There is no maximum limit on the aggregate fair market value of the stock for which any eligible person may be granted options under the Plan in any calendar year.

4.    ELIGIBILITY
      -----------

      (a) Options may be granted only to employees (including officers) of or consultants to the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also a key employee (including an officer) of or consultant to the Company or any Affiliate.

      (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number or maximum number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

      (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

5.    OPTION PROVISIONS
      -----------------

      Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

      (a) The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined

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by the Board. Notice of the determination shall be given to each Employee or
Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      (b) The term of any option shall not be greater than ten (10) years from the date it was granted, unless subparagraph 4(c) applies in which case such term shall not be greater than five (5) years.

      (c) "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (d) The exercise price of each option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted, unless subparagraph 4(c) applies in which case the price shall be at least one hundred ten (110%) percent of the fair market value.

      (e) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board or the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the

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Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      In the case of any deferred payment arrangement, any interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (f) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

      (g) The total number of shares of stock subject to an option may, but need not, be exercisable in periodic installments (which may, but need not, be equal), provided, however, that each option shall become exercisable at the rate of at least twenty (20%) percent per year over five (5) years from the date the option is granted. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

      (h) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

      (i) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the

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optionee is due to such person' s disability, in which case the option may, but need not, provide that it may be exercised at any time within twelve (12) months following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

      (j) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

6.    COVENANTS OF THE COMPANY
      ------------------------

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.    USE OF PROCEEDS FROM STOCK
      --------------------------

      Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

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8.    MISCELLANEOUS

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(f) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible person or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible person or optionee with or without cause.

9.    ADJUSTMENTS UPON CHANGES IN STOCK
      ---------------------------------

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of stock covered by each outstanding option, and the number of shares of stock that have been authorized for issuance under the Plan but as to which no options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to an option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the option will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the option or to substitute an equivalent option, in which case such option shall terminate upon the consummation of the merger or sale of assets.

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10.   AMENDMENT OF THE PLAN
      ---------------------

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company in the degree and manner required under applicable state and federal law and the rule of any stock exchange upon which the stock is listed within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for options under the Plan;

          (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

          (iii) Materially increase the benefits accruing to participants under the Plan.

      (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

11.   TERMINATION OR SUSPENSION OF THE PLAN
      -------------------------------------

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.   EFFECTIVE DATE OF PLAN
      ----------------------

      The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the vote or written consent of the holders of a majority of the outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

13.   INFORMATION TO OPTIONEES AND PURCHASERS
      ---------------------------------------

      The Company shall provide financial statements at least annually to each Optionee during the period such optionee has one or more options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


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                            FORM OF GRANT AGREEMENT

                                          IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                          TRANSFER OF THIS SECURITY, OR ANY
                                          INTEREST THEREIN, OR TO RECEIVE ANY
                                          CONSIDERATION THEREFOR, WITHOUT THE
                                          PRIOR WRITTEN CONSENT OF THE
                                          COMMISSIONER OF CORPORATIONS OF THE
                                          STATE OF CALIFORNIA, EXCEPT AS
                                          PERMITTED IN THE COMMISSIONER'S RULES.


                           SUPPLEMENTAL STOCK OPTION


_________________________, Optionee:

      Synaptics Incorporated (the "Company"), pursuant to its 1986 Supplemental Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      The details of your option are as follows:

      1. The total number of shares of Common Stock subject to this option is _______ _____________________ (________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows

     Number of Shares (Installment)        Date of Earliest Exercise (Vesting)
     ______________________________        ___________________________________







      2. (a) The exercise price of this option is _______________ ($_____) per share, being not less than [the fair market value] of the Common Stock on the date of grant of this option.

         (b) Payment of the exercise price per share is due in full in cash upon exercise of all or any part of each installment which has become exercisable by you; provided, however, that, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by applicable statutes and regulations, may be made by delivery of already-owned shares of Common Stock owned by you for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests or a combination of cash and already-owned Common Stock. Such Common Stock shall be valued (i) if listed on a national securities exchange or quoted on the NASDAQ National Market System, at the closing price on the trading day immediately preceding the date of exercise or (ii) otherwise at the average of the closing bid and ask quotations published in the Wall Street Journal for the trading day immediately preceding the date of exercise.

      3. The minimum number of shares with respect to which this option may be exercised at any one time is _________________________________ (_____), except
(a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than ____________________ (______) shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option this paragraph 3 shall not apply.

      4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ______________, ____ (the "Termination Date"). This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422A(c)(7) of the Code), in which event the option shall terminate on the earlier of the Termination Date or one (1) year following such termination of employment; (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the Termination Date or eighteen (18) months after your death; or (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the Termination Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the Termination Date, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate. However this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

      6. This option may be exercised, to the extent specified above, by delivering a notice of exercise together with the exercise price to the Secretary of the Company, or to such other

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person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

      7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

      8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

      9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

      Dated the _____ day of _____________, 19___.

                                            Very truly yours,
                                          _____________________________________

                                          By
                                            ___________________________________
                                            Duly authorized on behalf of the
                                            Board of Directors




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